UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04739

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-2700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2017

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors of Virtus Total Return Fund Inc. (“the Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a quarterly distribution rate of $0.361 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2017 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Inc. Shareholder:

I am pleased to share the annual report for the Virtus Total Return Fund Inc. (ZF), formerly known as The Zweig Fund, Inc.[1], for the 12-month period ended November 30, 2017.

The report includes commentary from the fund’s co-portfolio managers at Duff & Phelps Investment Management and Newfleet Asset Management on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period, as well as Newfleet’s discussion on the contribution of the options overlay strategy.

For the fiscal year ended November 30, 2017, the fund’s net asset value (NAV) gained 26.46%, including $0.922 in reinvested distributions and its market price increased 27.06%. During the same period, the fund’s composite benchmark, consisting of 60% FTSE Developed Core Infrastructure 50/50 Index (net)[2] and 40% Bloomberg Barclays U.S. Aggregate Bond Index[3], gained 14.11%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 23.75% for the FTSE Developed Core Infrastructure 50/50 Index[2] and a gain of 3.21% for the Bloomberg Barclays U.S. Aggregate Bond Index[3].

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our recently updated website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Virtus Total Return Fund Inc.

January 2018

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

[1]  On April 3, 2017, the Virtus Total Return Fund (NYSE: DCA) merged into The Zweig Fund, Inc. (“Fund”). Contemporaneous with the merger, the Fund changed its name to Virtus Total Return Fund Inc., and it continues to trade under the “ZF” ticker symbol. However, the Fund’s historical performance prior to April 3, 2017 reflects the performance of DCA, which is the accounting survivor of the merger.

[2]  The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. Prior to March 1, 2017, the performance of the composite benchmark represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. For the fiscal year ended November 30, 2017, the MSCI World Infrastructure Sector Capped Index (net) gained 14.41%.

[3]  The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market, calculated on a total return basis.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2017

About The Fund

Virtus Total Return Fund Inc. (NYSE: ZF) (the “Fund”) currently targets to be invested in a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2017, the Fund’s leverage consisted of $105 million of borrowings made pursuant to a line of credit, which represented about 26% of the Fund’s total assets.

On March 7, 2017, pursuant to a recommendation from the respective Board of Trustees and Directors, shareholders of Virtus Total Return Fund (the “Merged Fund”) and shareholders of Fund approved the merger of the Merged Fund into the Fund. The Fund is the legal surviving entity in the merger; while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal year ended November 30, 2017.

How did the equity markets perform during the Fund’s fiscal year ended November 30, 2017?

For the 12 months ended November 30, 2017, developed world equity markets posted robust returns. The positive performance occurred despite multiple challenges and unexpected events over the course of the last 12 months, including political uncertainty on the European continent, dysfunction in Washington, rising geopolitical tensions, global terrorism, and natural disasters. The common theme across markets appeared to be that economies were stabilizing or growing, which had a positive impact on earnings and dividends across multiple sectors. Additionally, in the U.S., the “Trump trade” reemerged based on high expectations for tax reform.

Within the infrastructure universe, as measured by the FTSE Developed Core Infrastructure 50/50 Index, the companies with higher relative volatility in the transportation sector, such as rails, toll roads, and airports, were some of the best performing stocks. Communications also did quite well, with tower companies posting stellar returns. Utilities modestly lagged the broader market and the infrastructure index, but still did quite well considering that the Federal Reserve (the Fed) raised interest rates and broadcast higher rates into 2018.

Weakness in the energy sector was a significant offset to the positives. While sentiment and investor interest in both energy and midstream (oil and gas transportation) companies remained weak, oil prices above $50 per barrel and rising U.S. production benefited the fundamentals of midstream companies.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2017

What factors affected the performance of the Fund’s equity portfolio during its fiscal year?

Over the last 12 months, the levered returns on the equity portion of the Fund outperformed both the developed equity market (as measured by the MSCI World Index) and the Fund’s benchmark (the FTSE Developed Core Infrastructure 50/50 Index), earning a return of 31.63% (gross of fees) versus 23.75% for the benchmark. Sector allocation had a negative impact on performance relative to the benchmark, particularly the Fund’s overweight to energy, which underperformed the index and the other sectors. The Fund’s overweight position in communications, which outperformed the benchmark, provided a modest offset to the underperforming areas.

Security selection had a positive impact on the Fund’s relative performance, with the effects varying widely across the individual sectors. Utility selection was the biggest positive contributor, helped by a focus on high-quality regulated utilities in the U.S. Selection in the communications sector was also beneficial, primarily driven by a large overweight in a strongly performing European tower company. Energy stock selection was the biggest detractor from relative performance, as an out-of-benchmark holding was the Fund’s worst performing name. Transportation selection was the second biggest negative driver, as three of the top five detractors were in this sector.

Drilling down to the security level, the largest contribution to relative performance during the fiscal year came from Macquarie Infrastructure Corp., an underperforming benchmark name the Fund did not own. Macquarie is structured as a fund of diversified infrastructure investments, and we do not believe it is appropriate for our strategy. NextEra Energy was the second most meaningful contributor to relative performance. The Fund held a significant overweight position in NextEra due to the attractive growth opportunities in renewables and favorable regulatory environment in which it operates.

The largest detractor to relative performance in the Fund was Plains GP Holdings, which is not in the benchmark. Plains is one of largest oil pipeline companies in the U.S. and holds a leading position in the attractive Permian basin. Nevertheless, the company has struggled to effectively manage its supply and logistics business, leading to the decision to cut its distribution for the second time in less than a year. Not surprisingly, the stock traded down significantly. We made the decision to exit the position until Plains management demonstrates a firmer grasp on executing its strategy. Relative performance was also hurt by the Fund’s underweight position in Abertis, a Spanish-listed toll road operator. The stock rallied due to competing bids to purchase the company.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion of the Fund’s portfolio, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2017

out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Newfleet and covers the Fund’s fixed income portfolio and options overlay strategy for the fiscal year ended November 30, 2017.

How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2017?

Most spread sectors outperformed U.S. Treasuries during the fiscal year ended November 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

As anticipated, the Fed raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

Over the last 12 months, yields increased across the curve, but more so among shorter maturities, which caused the curve to flatten.

What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the portfolio’s outperformance for the fiscal year ended November 30, 2017. The Fund’s fixed income portfolio returned 12.30% (gross of fees), outpacing the Bloomberg Barclays US Aggregate Bond Index, which returned 3.21%. Among fixed income sectors, the Fund’s allocations to corporate high yield, emerging markets high yield, and yankee high quality securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance, although the Fund’s underweight versus the benchmark was beneficial. Though exposure to the high yield sector contributed to the overall performance of the Fund, our bias toward higher quality securities detracted from returns during a period in which lower quality outperformed.

How did the options overlay strategy perform for the Fund during the fiscal year?

Fund performance was significantly enhanced by the options overlay strategy during the fiscal year ended November 30, 2017. This strategy seeks to exploit pricing inefficiencies in the index options market by selling put and call spreads to generate premium income.

The option trading environment was highly unusual during the period of this report. Implied volatility levels, as measured by the CBOE Volatility Index (VIX), traded at or near historic lows for most of the 12-month period. This reflected the “risk on” positioning observed across most securities markets, as investors appeared willing to push aside fears of volatility in pursuit of a series of all-time market highs.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2017

For the options overlay strategy, the result was a relatively tight spread between short options for most trades, which provided little room for the S&P 500® Index to move during the two-week duration of a typical trade.

Despite this rather tight positioning, the options overlay strategy was able to contribute nearly 3.5% (gross of fees) to the Fund’s investment performance for the fiscal year. This success reflected the relatively low number of “gap” moves during the year. Large, sudden moves in the S&P 500® Index can lead to losses for the strategy, as we saw early in the prior fiscal year. A market that steadily grinds higher, as we have seen for much of 2017, provides a relatively accommodative environment for the options overlay strategy.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market value that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND INC.

NOVEMBER 30, 2017

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2017.

Asset Allocation

Common Stocks		62%
Utilities	27%
Industrials	19
Energy	10
All other common stock sectors	6
Corporate Bonds		22
Energy	5
Financials	4
Consumer Discretionary	3
All other corporate bond sectors	10
Mortgage Backed Securities		5
Foreign Government Securities		4
Loan Agreements		3
Asset-Backed Securities		2
Preferred Stocks		1
Other (includes short-term investments)		1

Total		100%

Country Weightings

United States	61%
Canada	9
Australia	4
Italy	4
Spain	4
France	2
United Kingdom	2
Other	14

Total	100%

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2017

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Virtus Total Return Fund Inc.

A composite index which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the composite prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization- weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

NOVEMBER 30, 2017

basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Payment-in-Kind (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.5%
U.S. Treasury Note 1.625%, 2/15/26	$775		$731
2.250%, 8/15/27	700		689
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $1,449)			1,420
FOREIGN GOVERNMENT SECURITIES—5.4%
Argentine Republic 5.625%, 1/26/22	155		163
7.500%, 4/22/26	725		820
Series NY, 8.280%, 12/31/33	967		1,129
Bolivarian Republic of Venezuela
RegS, 8.250%, 10/13/24(4)(8)	610		137
RegS, 7.650%, 4/21/25(4)(8)	830		189
9.375%, 1/13/34(8)	225		49
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/25	730	BRL	229
Dominican Republic 144A 6.875%, 1/29/26(3)	165		189
Federative Republic of Brazil 12.500%, 1/5/22	2,595	BRL	901
8.500%, 1/5/24	640	BRL	199
5.625%, 1/7/41	490		499
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	580		583
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	265		262
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	600		674
Pakistan Government International Bond 144A 6.875%, 12/5/27(3)	400		401
Provincia de Buenos Aires 144A, 9.125%, 3/16/24(3)	375		437
144A, 7.875%, 6/15/27(3)	275		308
Republic of Chile 5.500%, 8/5/20	240,500	CLP	390
Republic of Colombia 4.375%, 3/21/23	1,106,000	COP	346
9.850%, 6/28/27	1,050,000	COP	436

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	$440		$457
Republic of El Salvador 144A 6.375%, 1/18/27(3)	370		367
Republic of Ghana 144A 10.750%, 10/14/30(3)	255		345
Republic of Indonesia Series FR56 8.375%, 9/15/26	4,365,000	IDR	361
Republic of South Africa
Series R208, 6.750%, 3/31/21	4,635	ZAR	323
4.875%, 4/14/26	200		200
4.300%, 10/12/28	610		573
Republic of Turkey 6.250%, 9/26/22	425		458
4.875%, 10/9/26	615		599
4.875%, 4/16/43	435		373
Russian Federation 144A, 7.850%, 3/10/18(3)	10,000	RUB	171
Series 6216, 6.700%, 5/15/19	20,000	RUB	340
Series 6215, 7.000%, 8/16/23	30,430	RUB	514
Sultanate of Oman 144A 4.750%, 6/15/26(3)(16)	655		640
Ukraine 144A, 7.750%, 9/1/22(3)	195		207
144A, 7.750%, 9/1/26(3)	565		585
United Mexican States
Series M, 6.500%, 6/9/22	11,394	MXN	596
4.150%, 3/28/27	265		278
4.750%, 3/8/44	12		12
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $16,356)			15,740
MORTGAGE-BACKED SECURITIES—7.3%
Agency—2.2%
FHLMC 3.500%, 4/1/46(16)	255		261
FNMA 3.000%, 11/1/45	228		228
3.500%, 12/1/45(16)	262		268
3.500%, 1/1/46	174		179

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
3.500%, 1/1/46(16)	$800	$820
3.500%, 1/1/47	247	254
3.500%, 4/1/47	620	635
4.000%, 4/1/47	214	224
3.500%, 7/1/47	177	182
3.500%, 7/1/47	1,169	1,199
4.000%, 7/1/47(16)	1,060	1,108
4.000%, 8/1/47	879	919

		6,277

Non-Agency—5.1%
American Homes 4 Rent Trust
2014-SFR2, C 144A, 4.705%, 10/17/36(3)	390	415
2015-SFR2, C 144A, 4.691%, 10/17/45(3)	340	363
2015-SFR1, A 144A, 3.467%, 4/17/52(3)	172	175
Ameriquest Mortgage Securities, Inc. 2003-AR3, M4, (5.850% minus 1 month LIBOR) 4.030%, 6/25/33(2)	119	118
AMSR Trust
2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 3.500%, 11/17/33(2)(3)	245	248
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 3.650%, 11/17/33(2)(3)	385	389
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(2)(3)	215	219
Banc of America Funding Trust
2004-D, 5A1, 3.527%, 1/25/35(2)	94	89
2005-1, 1A1, 5.500%, 2/25/35	11	11

	PAR VALUE	VALUE
Non-Agency (continued)
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	$114	$117
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 2015-200P, A 144A 3.218%, 4/14/33(3)	395	399
Bayview Opportunity Master Fund IIIb Trust 2017-RN2, A1 144A 3.475%, 4/28/32(2)(3)	89	89
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A, 4.250%, 4/28/55(2)(3)	400	413
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	310	326
2017-SPL1, B1 144A, 4.250%, 10/28/64(2)(3)	163	170
Bayview Opportunity Master Fund IVb Trust 2017-SPL3, B1 144A 4.250%, 11/28/53(2)(3)	150	157
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	245	252
Citigroup Commercial Mortgage Trust 2016-SMPL, A 144A 2.228%, 9/10/31(3)	440	432
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A 3.500%, 6/25/58(2)(3)	104	105
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 3.416%, 12/17/33(2)(3)	505	506
COLT Mortgage Loan Trust Funding LLC 2017-1, A3 144A 3.074%, 5/27/47(2)(3)	75	75

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	$50	$47
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 3.441%, 1/25/34(2)	140	143
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(2)(3)	69	69
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	140	141
Galton Funding Mortgage Trust 2017-1, A21 144A 3.500%, 7/25/56(2)(3)	227	229
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	37	38
Home Equity Loan Trust 2007-HSA3, AI4 6.110%, 6/25/37(2)	203	203
Home Equity Mortgage Trust 2005-2, M7, (1 month LIBOR + 1.680%) 3.009%, 7/25/35(2)	183	181
Jefferies Resecuritization Trust 2014-R1, 2A1 144A 4.000%, 12/27/37(3)	11	11
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 3.777%, 6/25/34(2)	291	297
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDPX, AM 5.464%, 1/15/49(2)	96	97
JPMorgan Chase Mortgage Trust
2014-5, B2 144A, 3.005%, 10/25/29(2)(3)	149	145

	PAR VALUE	VALUE
Non-Agency (continued)
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	$342	$346
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	365	369
2017-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	217	215
JPMorgan Mortgage Trust
2017-5, A1 144A, 3.188%, 12/15/47(2)(3)	506	512
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	98	100
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	71	74
New Residential Mortgage Loan Trust
2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	141	144
2016-3A, A1 144A, 3.750%, 9/25/56(2)(3)	190	194
2016-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	616	654
2017-2A, A3 144A, 4.000%, 3/25/57(2)(3)	205	211
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(2)(3)	257	257
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	355	367
Pretium Mortgage Credit Partners LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(3)	120	120
Progress Residential Trust 2017-SFR1, B 144A 3.017%, 8/17/34(3)	150	148
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(2)(3)	610	612
Resecuritization Pass-Through Trust 2005-8R, A5 6.000%, 10/25/34	61	61

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Residential Asset Mortgage Products Trust 2004-SL4, A3 6.500%, 7/25/32	$56	$56
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	117	120
Structured Asset Securities Corp. Assistance Loan Trust 2003-AL1, A 144A 3.357%, 4/25/31(3)	84	83
Towd Point Mortgage Trust
2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	220	222
2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	300	312
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	160	164
2017-1, M1 144A, 3.750%, 10/25/56(2)(3)	185	188
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,065	1,083
Tricon American Homes Trust
2016-SFR1, C 144A, 3.487%, 11/17/33(3)	635	636
2017-SFR1, A 144A, 2.716%, 9/17/34(3)	105	104
Vericrest Opportunity Loan Trust LLC 2017-NPL7, A1 144A 3.250%, 4/25/59(2)(3)	203	204
Verus Securitization Trust 2017-2A, A1 144A 2.485%, 7/25/47(2)(3)	402	401
VOLT LXIII LLC 2017-NP10, A1 144A 3.000%, 10/25/47(2)(3)	100	100

	PAR VALUE	VALUE
Non-Agency (continued)
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	$185	$185

		14,911
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $21,164)		21,188
ASSET-BACKED SECURITIES—3.0%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	455	454
BCC Funding XIII LLC 2016-1, D 144A 4.780%, 8/20/22(3)	460	452
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	379
Carnow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	175	177
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(3)	358	352
Chrysler Capital Auto Receivables Trust 2016-BA, D 144A 3.510%, 9/15/23(3)	385	381
CLUB Credit Trust 2017-P1, B 144A 3.560%, 9/15/23(3)	305	306
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	380	383
Drive Auto Receivables Trust 2017-2, C 2.750%, 9/15/23	450	451
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	363	363
Exeter Automobile Receivables Trust
2015-2A, C 144A, 3.900%, 3/15/21(3)	185	188
2016-3A, B 144A, 2.840%, 8/16/21(3)	440	440

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust 2016-2A, C 144A 2.530%, 7/15/22(3)	$760	$752
Flagship Credit Auto Trust
2015-1, D 144A, 5.260%, 7/15/21(3)	415	426
2014-1, E 144A, 5.710%, 8/16/21(3)	150	152
GLS Auto Receivables Trust
2017-1A, B 144A, 2.980%, 12/15/21(3)	455	454
2017-1A, C 144A, 3.500%, 7/15/22(3)	455	455
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	421	410
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(3)	260	262
Prosper Marketplace Issuance Trust 2017-2A, B 144A 3.480%, 9/15/23(3)	600	603
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	371	378
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	308	306
TOTAL ASSET-BACKED SECURITIES (Identified Cost $8,520)		8,524
CORPORATE BONDS AND NOTES—29.2%
Consumer Discretionary—3.8%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	200	182
Beacon Escrow Corp. 144A 4.875%, 11/1/25(3)	405	412
Beazer Homes USA, Inc. 6.750%, 3/15/25	250	263
144A, 5.875%, 10/15/27(3)	185	185
Cablevision Systems Corp. 5.875%, 9/15/22	345	342
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	195	199

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	$675	$725
CalAtlantic Group, Inc. 5.250%, 6/1/26	225	236
5.000%, 6/15/27	230	238
Charter Communications Operating LLC 4.908%, 7/23/25	385	407
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	325	322
CRC Escrow Issuer LLC 144A 5.250%, 10/15/25(3)	370	370
Discovery Communications LLC 3.950%, 3/20/28	365	357
DISH DBS Corp. 7.750%, 7/1/26	220	237
Eldorado Resorts, Inc. 6.000%, 4/1/25	210	221
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	315	340
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	150	153
Horton (D.R.), Inc. 4.750%, 2/15/23	315	338
iHeartCommunications, Inc. 9.000%, 12/15/19	130	97
L Brands, Inc. 6.875%, 11/1/35	240	242
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	85	90
Lear Corp. 3.800%, 9/15/27	450	449
Lennar Corp. 144A 4.750%, 11/29/27(3)	380	389
M/I Homes, Inc. 5.625%, 8/1/25	295	299
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	300	299
MDC Holdings, Inc. 5.500%, 1/15/24	150	158
PetSmart, Inc. 144A 8.875%, 6/1/25(3)	200	151

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
QVC, Inc. 5.125%, 7/2/22(16)	$365	$388
Scientific Games International, Inc. 6.625%, 5/15/21	370	381
144A, 5.000%, 10/15/25(3)	230	233
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	95	97
Station Casinos LLC 144A 5.000%, 10/1/25(3)	90	90
TRI Pointe Group, Inc. 5.875%, 6/15/24	375	403
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	370	374
Vista Outdoor, Inc. 5.875%, 10/1/23	370	363
Weekley Homes LLC 144A 6.625%, 8/15/25(3)	375	366
Williams Scotsman International, Inc. 144A 7.875%, 12/15/22(3)	100	104
Wyndham Worldwide Corp. 4.500%, 4/1/27	265	268
Ziggo Bond Finance BV 144A 6.000%, 1/15/27(3)	200	197
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	185	186

		11,151

Consumer Staples—0.7%
Albertsons’s Cos LLC 5.750%, 3/15/25	85	76
BAT Capital Corp. 144A 3.557%, 8/15/27(3)	178	178
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	175	185
ESAL GmbH 144A 6.250%, 2/5/23(3)	430	411
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	165	155
MARB BondCo plc 144A 7.000%, 3/15/24(3)	315	320

	PAR VALUE	VALUE
Consumer Staples (continued)
Post Holdings, Inc. 144A 5.625%, 1/15/28(3)	$50	$50
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	330	305
Safeway, Inc. 7.250%, 2/1/31	250	209
Tops Holding LLC 144A 8.000%, 6/15/22(3)	300	171

		2,060

Energy—7.4%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	358	380
Alta Mesa Holdings LP 7.875%, 12/15/24	245	270
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	235	246
Anadarko Finance Co. Series B 7.500%, 5/1/31	165	211
Antero Resources Corp. 5.625%, 6/1/23	265	276
Archrock Partners LP 6.000%, 10/1/22	445	444
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	210	218
Callon Petroleum Co. 6.125%, 10/1/24	320	330
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	420	430
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	460	522
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	370	354
Compagnie Generale de Geophysique-Veritas SA 6.500%, 6/1/21(7)	200	92
Continental Resources, Inc. 4.500%, 4/15/23	185	189
Crestwood Midstream Partners LP 6.250%, 4/1/23	275	285
Crownrock LP 144A 5.625%, 10/15/25(3)	400	402

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Denbury Resources, Inc. 5.500%, 5/1/22	$160	$104
Ecopetrol S.A. 5.875%, 9/18/23	145	162
5.375%, 6/26/26(16)	875	942
Encana Corp. 8.125%, 9/15/30(16)	220	294
Energy Transfer Equity LP 5.000%, 10/1/22	120	128
4.250%, 3/15/23	70	71
5.875%, 1/15/24	475	508
Energy Transfer LP 5.875%, 3/1/22	145	159
EP Energy LLC 9.375%, 5/1/20	105	78
6.375%, 6/15/23	95	52
144A, 8.000%, 11/29/24(3)	270	270
FTS International, Inc. 6.250%, 5/1/22	60	58
Geopark Ltd. 144A 6.500%, 9/21/24(3)	380	389
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	240	253
HollyFrontier Corp. 5.875%, 4/1/26(16)	415	460
KazMunayGas National Co JSC 144A 4.750%, 4/19/27(3)	425	443
Kinder Morgan, Inc. 7.750%, 1/15/32	500	641
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	625	650
Matador Resources Co. 6.875%, 4/15/23	385	406
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	170	167
Nabors Industries, Inc. 5.500%, 1/15/23	280	271
NuStar Logistics LP 5.625%, 4/28/27	390	394
Oasis Petroleum, Inc. 6.875%, 1/15/23	425	433
Occidental Petroleum Corp. 4.400%, 4/15/46	285	306

	PAR VALUE	VALUE
Energy (continued)
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)(7)	$211	$73
Parker Drilling Co. 7.500%, 8/1/20	520	476
Peabody Energy Corp. 144A 6.375%, 3/31/25(3)	350	360
Petrobras Global Finance BV 144A, 5.299%, 1/27/25(3)	225	225
7.375%, 1/17/27	860	948
144A, 5.999%, 1/27/28(3)	192	193
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(8)	665	151
Petroleos Mexicanos 4.875%, 1/24/22(16)	330	345
6.875%, 8/4/26(16)	895	1,020
6.500%, 6/2/41(16)	330	344
QEP Resources, Inc. 5.625%, 3/1/26	50	51
Range Resources Corp. 4.875%, 5/15/25	380	370
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(6)	440	444
RSP Permian, Inc. 5.250%, 1/15/25	345	352
SESI LLC 144A 7.750%, 9/15/24(3)	280	288
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(3)	385	386
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	500	565
SRC Energy, Inc. 144A 6.250%, 12/1/25(3)	215	220
State Oil Co. of the Azerbaijan Republic 6.950%, 3/18/30	345	380
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	320	321
Transocean, Inc. 144A, 9.000%, 7/15/23(3)	195	211
6.800%, 3/15/38	145	116

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Ultra Resources, Inc. 144A, 6.875%, 4/15/22(3)	$17		$17
144A, 7.125%, 4/15/25(3)	85		85
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	310		305
Weatherford International Ltd. 9.875%, 2/15/24	140		147
YPF S.A. 144A, 8.500%, 3/23/21(3)	310		351
144A, 6.950%, 7/21/27(3)	385		411

			21,443

Financials—6.0%
Acrisure LLC 144A 7.000%, 11/15/25(3)	440		434
AerCap Ireland Capital DAC 3.650%, 7/21/27	380		373
Akbank TAS 144A 7.500%, 2/5/18(3)	600	TRY	151
Allstate Corp. (The) 5.750%, 8/15/53(5)(16)	430		469
Ares Capital Corp. 3.625%, 1/19/22	155		156
3.500%, 2/10/23	155		153
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	400		417
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	180		176
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(16)	500		547
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)(16)	505		547
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(16)	280		310
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)(16)	410		463
Bancolombia S.A. 5.125%, 9/11/22	360		376

	PAR VALUE		VALUE
Financials (continued)
Bank of America Corp. 4.200%, 8/26/24	$708		$743
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	100,000	CLP	161
Brighthouse Financial, Inc. 144A 3.700%, 6/22/27(3)	425		413
Capital One Financial Corp. 3.750%, 7/28/26	460		456
Citigroup, Inc. 3.200%, 10/21/26	530		522
Compass Bank 3.875%, 4/10/25	425		425
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(16)	350		362
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(16)	640		676
FS Investment Corp. 4.750%, 5/15/22(16)	310		319
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)(16)	475		515
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	356		367
ICAHN Enterprises LP 6.000%, 8/1/20	195		201
iStar, Inc. 5.000%, 7/1/19	210		212
6.000%, 4/1/22	130		135
5.250%, 9/15/22	210		212
Jefferies Group LLC 4.850%, 1/15/27	50		53
JPMorgan Chase & Co. 3.300%, 4/1/26	375		376
2.950%, 10/1/26	535		522
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(16)	630		716
Kazakhstan Temir Zholy National Co. JSC 144A 4.850%, 11/17/27(3)	335		340
Leucadia National Corp. 5.500%, 10/18/23	220		235
Lincoln National Corp. , (3 month LIBOR + 2.040%) 3.403%, 4/20/67(2)(5)(16)	130		118

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Morgan Stanley 3.125%, 7/27/26	$230	$226
Navient Corp. 6.750%, 6/25/25	245	252
OM Asset Management plc 4.800%, 7/27/26(16)	315	326
Prudential Financial, Inc. 5.875%, 9/15/42(16)	275	301
5.625%, 6/15/43(5)(16)	165	179
Santander Holdings USA, Inc. 144A 4.400%, 7/13/27(3)	375	382
Springleaf Finance Corp. 6.125%, 5/15/22	385	399
Synchrony Financial 3.950%, 12/1/27	335	331
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	250	247
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	160	162
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	305	302
VICI Properties 1 LLC, (3 month LIBOR + 3.500%) 4.847%, 10/15/22(2)	3	3
Voya Financial, Inc. 5.650%, 5/15/53(16)	685	723
Wells Fargo & Co. 5.900%, 8/15/27	900	974

		17,458

Health Care—1.8%
Abbott Laboratories 3.750%, 11/30/26	460	469
Anthem, Inc. 3.650%, 12/1/27	99	99
Avantor, Inc. 144A 6.000%, 10/1/24(3)	175	175
Becton Dickinson & Co. 3.700%, 6/6/27	470	468
Catalent Pharma Solutions, Inc. 144A 4.875%, 1/15/26(3)	35	35

	PAR VALUE	VALUE
Health Care (continued)
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(3)	$45	$46
Community Health Systems, Inc. 6.250%, 3/31/23	75	70
Concordia International Corp. 144A 9.000%, 4/1/22(3)	120	100
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	155	147
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(13)	195	198
Endo Dac 144A 6.000%, 7/15/23(3)(16)	520	398
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	105	111
HCA, Inc. 5.375%, 2/1/25	210	218
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	345	370
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	170	168
Polaris Intermediate Corp. PIK Interest Capitalization, 144A 8.500%, 12/1/22(3)(13)	30	31
SP Finco LLC 144A 6.750%, 7/1/25(3)	55	50
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	280	282
Teleflex Inc 4.625%, 11/15/27	165	169
Tenet Healthcare Corp. 8.125%, 4/1/22	110	109
144A, 5.125%, 5/1/25(3)	165	159
144A, 7.000%, 8/1/25(3)	235	213
Valeant Pharmaceuticals International, Inc. 144A, 6.375%, 10/15/20(3)	147	147
144A, 7.500%, 7/15/21(3)	70	69
144A, 5.625%, 12/1/21(3)	65	61
144A, 6.500%, 3/15/22(3)	30	32
144A, 5.875%, 5/15/23(3)	305	267

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
144A, 7.000%, 3/15/24(3)	$25	$27
144A, 5.500%, 11/1/25(3)	150	152
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	225	227

		5,067

Industrials—2.1%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	390	398
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	415	408
British Airways Pass-Through-Trust 2013-1, B 144A 5.625%, 6/20/20(3)(16)	37	38
CNH Industrial N.V. 4.500%, 8/15/23	318	334
3.850%, 11/15/27	202	201
DP World Ltd. 144A 6.850%, 7/2/37(3)(16)	310	382
Embraer Netherlands Finance BV 5.400%, 2/1/27	120	127
GrafTech International Ltd. 6.375%, 11/15/20	390	389
Hawaiian Airlines Pass-Through Certificates 2013-1, B 4.950%, 1/15/22	556	574
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	375	397
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	370	390
Masco Corp. 5.950%, 3/15/22	228	254
Navistar International Corp. 144A 6.625%, 11/1/25(3)	380	394
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	30	32
Owens Corning 3.400%, 8/15/26	255	249
Pitney Bowes, Inc. 4.125%, 5/15/22	433	403

	PAR VALUE	VALUE
Industrials (continued)
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	$220	$243
RBS Global, Inc. 144A 4.875%, 12/15/25(3)	60	60
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	160	168
TransDigm, Inc. 6.500%, 7/15/24	245	251
6.500%, 5/15/25	155	158
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(3)	248	252

		6,102

Information Technology—1.1%
Arrow Electronics, Inc. 3.875%, 1/12/28	365	364
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	114	103
Broadcom Corp. 144A 3.125%, 1/15/25(3)	405	385
Citrix Systems, Inc. 4.500%, 12/1/27	365	369
Dell International LLC 144A, 5.450%, 6/15/23(3)	55	59
144A, 8.100%, 7/15/36(3)	110	136
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	100	100
Match Group, Inc. 144A 5.000%, 12/15/27(3)	220	222
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	445	477
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	365	350
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	380	384
VMware, Inc. 3.900%, 8/21/27	257	257

		3,206

Materials—2.9%
AK Steel Corp. 7.500%, 7/15/23	60	65
7.000%, 3/15/27	315	312
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	132	139
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(16)	400	424

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Materials (continued)
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	$475	$467
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(5)(16)	400	469
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	390	407
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	315	321
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	460	456
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)(16)	225	250
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	274	295
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	315	312
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	500	521
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	420	453
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	150	152
144A, 5.000%, 5/1/25(3)	210	212
OCP SA 144A 5.625%, 4/25/24(3)	350	374
Platform Specialty Products Corp. 144A 5.875%, 12/1/25(3)	150	151
PQ Corp. 144A 5.750%, 12/15/25(3)	125	128
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	345	371
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	315	322
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(6)(16)	315	321
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)(16)	310	334

	PAR VALUE		VALUE
Materials (continued)
Vale Overseas Ltd. 5.875%, 6/10/21(16)	$350		$384
Vedanta Resources plc 144A 6.125%, 8/9/24(3)	315		322
Venator Finance S.a.r.l. 144A 5.750%, 7/15/25(3)	75		79
Yamana Gold, Inc. 144A 4.625%, 12/15/27(3)	395		394

			8,435

Real Estate—1.0%
EPR Properties 4.750%, 12/15/26	175		180
4.500%, 6/1/27	200		201
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	375		382
Greystar Real Estate Partners LLC 144A 5.750%, 12/1/25(3)	180		185
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190		189
Hospitality Properties Trust 4.950%, 2/15/27	80		84
Life Storage LP 3.875%, 12/15/27	150		149
MPT Operating Partnership LP 5.500%, 5/1/24	290		307
5.000%, 10/15/27	175		182
Physicians Realty LP 4.300%, 3/15/27	265		269
Select Income REIT 4.500%, 2/1/25(16)	345		350
Uniti Group, Inc. 144A 7.125%, 12/15/24(3)	325		295

			2,773

Telecommunication Services—1.5%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	100
AT&T, Inc. 3.400%, 8/14/24	456		454
4.250%, 3/1/27	155		158
3.900%, 8/14/27	465		462
5.250%, 3/1/37	50		52
4.800%, 6/15/44(16)	185		179

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Axtel SAB de C.V. 144A 6.375%, 11/14/24(3)	$380	$386
CenturyLink, Inc. Series Y 7.500%, 4/1/24	190	185
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	500	482
Frontier Communications Corp. 6.250%, 9/15/21	230	170
10.500%, 9/15/22	370	293
GTH Finance BV 144A 7.250%, 4/26/23(3)	425	482
Qwest Corp. 7.250%, 9/15/25	70	75
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	400	399
West Corp. 144A 8.500%, 10/15/25(3)	130	127
Windstream Services LLC 144A 8.625%, 10/31/25(3)	200	195

		4,199

Utilities—0.9%
AmeriGas Partners LP 5.500%, 5/20/25	185	188
Dynegy, Inc. 7.375%, 11/1/22(16)	340	363
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	200
Exelon Corp. 3.497%, 6/1/22	610	624
Ferrellgas Partners LP 8.625%, 6/15/20	50	44
6.750%, 6/15/23	365	339
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	635	590
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)(16)	69	71
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)	225	237

	PAR VALUE	VALUE
Utilities (continued)
Vistra Operations Company LLC 144A 11.500%, 10/1/20(3)(7)(11)(17)	$125	$—	(10)

		2,656
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $84,559)		84,550
LOAN AGREEMENTS(2)—4.5%
Consumer Discretionary—1.0%
Advantage Sales & Marketing, Inc.
Tranche B-2, First Lien, (3 month LIBOR + 3.250%) 4.630%, 7/23/21	155	150
Second Lien, (3 month LIBOR + 6.500%) 7.878%, 7/25/22	227	198
Affinity Gaming, (3 month LIBOR + 3.500%) 4.833%, 7/1/23	297	299
Caesars Entertainment Resort Properties LLC Tranche B, First Lien, (1 month LIBOR + 3.500%) 4.742%, 10/11/20	489	489
Caesars Growth Properties Holdings LLC 2017, First Lien, (1 month LIBOR + 2.750%) 3.992%, 5/8/21	291	291
Gateway Casinos & Entertainment Ltd. Tranche B-1, (3 month LIBOR + 3.750%) 5.083%, 2/22/23	45	45
Global Appliance, Inc. (Sharkninja Operating LLC) Tranche B, (3 month LIBOR + 4.000%) 5.340%, 9/29/24	265	266

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Hoya Midco LLC First Lien, (1 month LIBOR + 4.000%) 5.242%, 6/30/24	$50	$50
Laureate Education, Inc. 2024, (1 month LIBOR + 4.500%) 5.742%, 4/26/24	257	259
Playa Resorts Holding B.V., (3 month LIBOR + 3.000%) 0.000%, 4/29/24(12)	255	256
Seminole Tribe of Florida Tranche B, (1 month LIBOR + 2.000%) 3.242%, 7/8/24	230	231
U.S. Farathane LLC Tranche B-4, (weekly LIBOR + 3.500%) 4.833%, 12/23/21	102	102
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 4.490%, 8/18/23	183	184
VICI Properties 1 LLC Tranche B-1, (1 month LIBOR + 3.500%) 4.750%, 10/15/22	22	22

		2,842

Consumer Staples—0.4%
Albertson’s LLC 2017-1, Tranche B-4, (1 month LIBOR + 2.750%) 3.992%, 8/25/21	355	345
Amplify Snack Brands, Inc., (1 month LIBOR + 5.500%) 6.750%, 9/2/23	216	209
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 4.742%, 10/10/23	173	175
Galleria Co. Tranche B, (1 month LIBOR + 3.000%) 4.250%, 9/29/23	49	49

	PAR VALUE	VALUE
Consumer Staples (continued)
JBS USA Lux S.A., (1 month LIBOR + 2.500%) 3.739%, 10/30/22	$70	$68
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.750%) 6.083%, 6/30/24	140	141
TKC Holdings, Inc. First Lien, (2 month LIBOR + 4.250%) 5.522%, 2/1/23	174	176

		1,163

Energy—0.4%
California Resources Corp., (1 month LIBOR + 10.375%) 11.612%, 12/31/21	95	103
Chesapeake Energy Corp. Tranche A, (3 month LIBOR + 7.500%) 8.814%, 8/23/21	29	31
Contura Energy, Inc., (2 month LIBOR + 5.000%) 6.280%, 3/18/24	223	218
Medallion Midland Acquisition LLC, (3 month LIBOR + 3.250%) 4.562%, 10/30/24	205	205
Seadrill Operating LP, (3 month LIBOR + 3.000%) 4.333%, 2/21/21	352	271
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 5.330%, 9/27/24	220	222
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.309%, 4/12/24	195	194

		1,244

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Financials—0.3%
Asurion LLC Tranche B-2, Second Lien, (1 month LIBOR + 6.000%) 7.242%, 8/4/25	$356	$365
Walter Investment Management Corp. Tranche B, (1 month LIBOR + 3.750%) 4.992%, 12/18/20	373	347

		712

Health Care—0.2%
21st Century Oncology Holdings, Inc. Tranche B, (3 month LIBOR + 6.125%) 7.465%, 4/30/22(8)	32	30
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 4.250%, 12/1/23	43	43
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 6.742%, 2/15/23	91	91
MMM Holdings, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	32	30
MSO of Puerto Rico, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	23	22
NVA Holdings, Inc. Second Lien, (3 month LIBOR + 7.000%) 8.333%, 8/14/22	307	309
PharMerica Corp. Second Lien, (3 month LIBOR + 7.750%) 0.000%, 9/26/25(12)	30	30
Superior Vision Holdings, Inc., (3 month LIBOR + 3.000%) 0.000%, 11/1/24(12)	15	15

	PAR VALUE	VALUE
Health Care (continued)
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 5.583%, 12/30/22	$137	$133

		703

Industrials—0.8%
84 Lumber Co., (1 month LIBOR + 5.750%) 6.988%, 10/25/23	491	495
Accudyne Industries LLC, (3 month LIBOR + 3.750%) 5.083%, 8/18/24	55	55
Hayward Industries, Inc. First Lien, (1 month LIBOR + 3.500%) 4.742%, 8/5/24	40	40
Husky Injection Molding Systems Ltd., (1 month LIBOR + 3.250%) 4.492%, 6/30/21	70	71
Navistar, Inc. Tranche B, (3 month LIBOR + 3.500%) 4.750%, 11/6/24	320	321
PAE Holding Corp. First Lien, (1 month LIBOR + 5.500%) 6.742%, 10/20/22	166	167
Red Ventures LLC First Lien, (3 month LIBOR + 4.000%) 5.335%, 11/8/24	310	308
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.067%, 2/28/22	430	434
TransDigm, Inc. Tranche F, (3 month LIBOR + 3.000%) 4.271%, 6/9/23	383	383

		2,274

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology—0.4%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 8.324%, 9/19/25	$40	$41
Blackboard, Inc. Tranche B-4, First Lien, (3 month LIBOR + 5.000%) 6.354%, 6/30/21	128	124
Everi Payments, Inc. Tranche B, (1 month LIBOR + 4.500%) 5.742%, 5/9/24	110	111
Intralinks, Inc. First Lien, (3 month LIBOR + 4.000%) 0.000%, 11/11/24(12)	135	134
Kronos, Inc. Second Lien, (3 month LIBOR + 8.250%) 9.627%, 11/1/24	126	130
NAB Holdings LLC, (3 month LIBOR + 3.500%) 4.833%, 7/1/24	125	126
Presidio LLC Tranche B, (3 month LIBOR + 3.250%) 4.553%, 2/2/22	279	281
Veritas US, Inc. Tranche B, (3 month LIBOR + 4.500%) 5.833%, 1/27/23	250	250

		1,197

Materials—0.5%
Anchor Glass Container Corp.
2017, First Lien, (3 month LIBOR + 2.750%) 4.027%, 12/7/23	120	120
Second Lien, (3 month LIBOR + 7.750%) 9.067%, 12/7/24	129	130

	PAR VALUE	VALUE
Materials (continued)
CPG International LLC, (3 month LIBOR + 3.750%) 5.083%, 5/5/24	$224	$224
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	492	350
IPS Acquisition LLC (Cypress Performance Group) First Lien, (3 month LIBOR + 3.250%) 4.584%, 11/7/24	35	35
KMG Chemicals, Inc., (1 month LIBOR + 4.250%) 5.492%, 6/15/24	39	39
MacDermid, Inc. Tranche B-7, (1 month LIBOR + 2.500%) 3.742%, 6/7/20	134	135
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 4.250%) 5.583%, 2/14/24	130	130
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 4.250%) 5.492%, 8/25/23	383	388
PQ Corp. Tranche B-1, (3 month LIBOR + 3.250%) 4.630%, 11/4/22	28	28

		1,579

Real Estate—0.1%
Capital Automotive LP Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.250%, 3/24/25	138	141

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Telecommunication Services—0.2%
Securus Technologies Holdings, Inc.
First Lien, (1 month LIBOR + 4.500%) 5.742%, 11/1/24	$310	$313
Second Lien, (3 month LIBOR + 8.250%) 9.492%, 11/1/25	175	176
West Corp. Tranche B, (1 month LIBOR + 4.000%) 5.242%, 10/10/24	96	96

		585

Utilities—0.2%
APLP Holdings LP, (1 month LIBOR + 3.500%) 4.742%, 4/13/23	128	130
Energy Future Intermediate Holding Co. LLC, (1 month LIBOR + 3.000%) 4.241%, 6/30/18	160	160
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 5.242%, 4/15/24	179	180
Vistra Operations Co. LLC
(1 month LIBOR + 2.750%) 4.038%, 8/4/23	185	186
Tranche C, (1 month LIBOR + 2.750%) 4.084%, 8/4/23	42	42

		698
TOTAL LOAN AGREEMENTS (Identified Cost $13,193)		13,138

	SHARES
PREFERRED STOCKS—1.1%
Financials—0.9%
Citigroup, Inc. Series J, 7.125%	21,800	636

	SHARES		VALUE
Financials (continued)
JPMorgan Chase & Co. Series Z, 5.300%	415	(9)	$433
KeyCorp Series D, 5.000%	95	(9)	98
M&T Bank Corp. Series F, 5.125%(16)	175	(9)	186
PNC Financial Services Group, Inc. (The) Series R, 4.850%(16)	305	(9)	314
PNC Financial Services Group, Inc. (The) Series S, 5.000%(16)	395	(9)	421
Zions Bancorp 6.950%	17,485		502

			2,590

Industrials—0.2%
General Electric Co. Series D, 5.000%(16)	657	(9)	672
TOTAL PREFERRED STOCKS (Identified Cost $3,187)			3,262
COMMON STOCKS—84.0%
Energy—13.4%
Antero Midstream GP LP	127,660		2,266
Cheniere Energy, Inc.(1)	63,520		3,069
Enbridge, Inc.	175,754		6,628
Frontera Energy Corp.(1)	837		24
Kinder Morgan, Inc.	284,901		4,909
ONEOK, Inc.	44,245		2,296
Pembina Pipeline Corp.	106,615		3,713
Targa Resources Corp.	47,710		2,071
TransCanada Corp.	171,268		8,226
Williams Cos., Inc. (The)	191,744		5,570

			38,772

Financials—0.0%
VICI Properties, Inc.(1)	3,574		70

Industrials—25.4%
Abertis Infraestructuras SA	161,840		3,614
Aena SME SA	33,589		6,683
Atlantia SpA	451,319		14,993
Auckland International Airport Ltd.	693,246		3,029
Canadian National Railway Co.	52,005		4,055
CSX Corp.	46,815		2,610
East Japan Railway Co.	32,075		3,108

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Industrials (continued)
Flughafen Zuerich AG Registered Shares	19,209	$4,319
Fraport AG Frankfurt Airport Services Worldwide	34,055	3,392
Norfolk Southern Corp.	33,575	4,654
Sydney Airport	444,325	2,499
Transurban Group	1,420,481	13,516
Union Pacific Corp.	28,925	3,659
Vinci SA	33,236	3,396

		73,527

Real Estate—6.6%
American Tower Corp.	73,195	10,535
Crown Castle International Corp.	77,050	8,707

		19,242

Telecommunication Services—2.3%
Cellnex Telecom SA	164,435	4,048
TELUS Corp.	66,217	2,447

		6,495

Utilities—36.3%
ALLETE, Inc.	30,720	2,473
American Electric Power Co., Inc.	93,635	7,269
American Water Works Co., Inc.	47,740	4,371
Aqua America, Inc.	68,440	2,600
Atmos Energy Corp.	48,410	4,468
Black Hills Corp.	12,901	755
CenterPoint Energy, Inc.	64,235	1,928
CMS Energy Corp.	65,075	3,247
Dominion Energy, Inc.	94,018	7,910
DTE Energy Co.	47,090	5,442
Edison International	39,880	3,241
Emera, Inc.	72,030	2,711
Engie SA	159,525	2,792
Fortis, Inc.	110,930	4,084
Iberdrola SA	340,683	2,705
National Grid plc	400,232	4,790
NextEra Energy, Inc.	78,850	12,461
NiSource, Inc.	124,540	3,429
ONE Gas, Inc.	26,115	2,070
Orsted A/S	42,825	2,491

	SHARES	VALUE
Utilities (continued)
PG&E Corp.	90,085	$4,886
Public Service Enterprise Group, Inc.	46,470	2,466
Sempra Energy	66,660	8,065
Spire, Inc.	28,555	2,349
Vectren Corp.	43,550	3,027
Vistra Energy Corp.(1)	2,084	39
Xcel Energy, Inc.	59,885	3,091

		105,160
TOTAL COMMON STOCKS (Identified Cost $219,406)		243,266
TOTAL PURCHASED OPTIONS—0.2% (See open purchased options schedule)
(Premiums Paid $527)		488
RIGHTS—0.0%
Vistra Energy Corp.(7)(17)	2,084	2
TOTAL RIGHTS (Identified Cost $2)		2
SHORT-TERM INVESTMENT—1.5%
Money Market Mutual Fund—1.5%
Dreyfus Government Cash Management Fund—Institutional Shares (seven-day effective yield 0.960%)(15)	4,387,705	4,388
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,388)		4,388
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—136.7%
(Identified Cost $372,751)		395,966	(14)
TOTAL WRITTEN OPTIONS—(1.4)% (See open written options schedule)
(Premiums Received $1,184)		(4,125)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—135.3%
(Identified Cost $371,567)		391,841
Other assets and liabilities, net—(35.3)%		(102,261)

NET ASSETS—100.0%		$289,580

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)	Variable rate security. Rate disclosed is as of November 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities amounted to a value of $68,357 or 23.6% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(8)	Security in default, interest payments are being received during the bankruptcy proceedings.
(9)	Value shown as par value.
(10)	Amount is less than $500.
(11)	Security valued at fair value as determined in good faith by or under the direction of the Directors. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(12)	This loan will settle after November 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(13)	100% of the income received was in cash.
(14)	All or a portion of the portfolio segregated as collateral for borrowings.
(15)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(16)	All or a portion of the security is segregated as collateral for written options.
(17)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

Open purchased option contracts as of November 30, 2017 were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	156	$41,808	$2,680	12/1/2017	$5
S&P 500® Index	626	167,455	2,675	12/4/2017	50
S&P 500® Index	783	211,410	2,700	12/6/2017	74
S&P 500® Index	157	42,390	2,700	12/8/2017	22
S&P 500® Index	632	170,956	2,705	12/11/2017	71
S&P 500® Index	790	217,250	2,750	12/13/2017	32

Put Options
S&P 500® Index	156	38,532	2,470	12/1/2017	2
S&P 500® Index	626	154,935	2,475	12/4/2017	17
S&P 500® Index	783	194,967	2,490	12/6/2017	39
S&P 500® Index	157	39,015	2,485	12/8/2017	9
S&P 500® Index	632	157,368	2,490	12/11/2017	47
S&P 500® Index	790	197,895	2,505	12/13/2017	120

Total					$488

Open written option contracts as of November 30, 2017 were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	156	$41,028	$2,630	12/1/2017	$(222)
S&P 500® Index	626	164,325	2,625	12/4/2017	(1,722)
S&P 500® Index	783	207,495	2,650	12/6/2017	(658)
S&P 500® Index	157	41,605	2,650	12/8/2017	(165)
S&P 500® Index	632	167,796	2,655	12/11/2017	(638)
S&P 500® Index	790	213,300	2,700	12/13/2017	(363)

Put Options
S&P 500® Index	156	39,312	2,520	12/1/2017	(2)
S&P 500® Index	626	158,065	2,525	12/4/2017	(19)
S&P 500® Index	783	198,882	2,540	12/6/2017	(51)
S&P 500® Index	157	39,800	2,535	12/8/2017	(16)
S&P 500® Index	632	160,528	2,540	12/11/2017	(86)
S&P 500® Index	790	201,845	2,555	12/13/2017	(183)

Total					$(4,125)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$8,524	$—	$8,524	$—
Corporate Bonds and Notes	84,550	—	84,550	—	*
Foreign Government Securities	15,740	—	15,740	—
Loan Agreements	13,138	—	13,138	—
Mortgage-Backed Securities	21,188	—	21,188	—
U.S. Government Securities	1,420	—	1,420	—
Equity Securities:
Common Stocks	243,266	221,044	22,222	—
Preferred Stocks	3,262	1,138	2,124	—
Purchased Options	488	488	—	—
Rights	2	—	—	2
Short-Term Investments	4,388	4,388	—	—

Total Investments before Written Options	$395,966	$227,058	$168,906	$2

Written Options	$(4,125)	$(4,125)	$—	$—

Total Investments Net of Written Options	$391,841	$222,933	$168,906	$2

Securities held by the Fund with an end of period value of $19,044 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities. There were no transfers to/from Level 3 related to securities held at November 30, 2017.

*	Amount is less than $500.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimus; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2017.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $372,751)	$395,966
Foreign currency at value (Identified cost $14)	15
Cash	1,065
Deposits with options broker	3,524
Segregated cash for options	144
Receivables
Investment securities sold	1,553
Dividends and interest	2,274
Tax reclaims	115
Prepaid director’s retainer	24

Total assets	404,680

Liabilities
Written options at value (Premiums received $1,184) (Note 3)	4,125
Payables
Borrowings (Note 8)	105,000
Investment securities purchased	5,525
Investment advisory fees	275
Administration and accounting fees	14
Professional fees	66
Interest payable on borrowings	6
Transfer agent fees and expenses	12
Other accrued expenses	77

Total liabilities	115,100

Net Assets	$289,580

Net Assets Consist of:
Common stock ($0.10 par value 200,000,000 shares authorized)	$2,153
Capital paid in on shares of beneficial interest	262,624
Accumulated undistributed net investment income (loss)	(9)
Accumulated undistributed net realized gain (loss)	4,537
Net unrealized appreciation (depreciation) on investments	23,216
Net unrealized appreciation (depreciation) on written options	(2,941)

Net Assets	$289,580

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 21,527,389	$13.45

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENTS OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2017

($ reported in thousands)

Investment Income
Dividends	$6,947
Interest	6,316
Foreign taxes withheld	(409)

Total investment income	12,854

Expenses
Investment advisory fees	2,750
Administration and accounting fees	418
Professional fees	426
Printing fees and expenses	406
Director’s fees and expenses	303
Transfer agent fees and expenses	50
Custodian fees	40
Miscellaneous expenses	178

Total expenses before interest expense	4,571
Interest expense on borrowings (Note 8)	1,672

Total expenses after interest expense	6,243
Administration fee waiver	(173)
Earnings credit from custodian	(5)

Net expenses	6,065

Net investment income (loss)	6,789

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies and Written Options
Net Realized Gain (Loss) from:
Investments	7,101
Foreign currency transactions	2
Written options	22,873
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	12,551
Foreign currency transactions	8
Written options	(3,174)

Net realized and unrealized gain (loss) on investments, foreign currencies and written options	39,361

Net increase (decrease) in net assets resulting from operations	$46,150

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2017	Year Ended November 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$6,789	$4,380
Net realized gain (loss)	29,976	6,433
Net change in unrealized appreciation (depreciation)	9,385	227

Increase (decrease) in net assets resulting from operations	46,150	11,040

Dividends and Distributions to Shareholders:
Net investment income	(6,385)	(10,986)
Net realized gains	(13,552)	—

Total dividends and distributions to Shareholders	(19,937)	(10,986)

From Capital Share Transactions
Plan of reorganization (Note 13)	205,317 (1)	—
Payments for tendered shares (Note 10)	(68,458)	—

Increase (decrease) in net assets from capital share transactions	136,859	—

Net increase (decrease) in net assets	163,072	54

Net Assets
Beginning of period	126,508	126,454

End of period	$289,580	$126,508

Accumulated undistributed net investment income (loss) at end of period	$(9)	$(141)

Supplemental—Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	27,466,109	27,466,109
Common Shares issued from plan of reorganization (Note 13)	6,180,744	—
Common Shares tendered (Note 10)	(12,119,464)	—

Common Shares outstanding at end of period	21,527,389	27,466,109

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, DCA, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 13 Plan of Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2017

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$46,150

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by/(used for) operating activities:
Proceeds from sales and paydowns of long-term investments	262,096
(Increase) Decrease in investment securities sold receivable	7,289
Purchases of long-term investments	(180,974)
Increase (Decrease) in investment securities purchased payable	(2,221)
Net (purchases) or sales of short-term securities	(1,082)
Net (purchases) or sales in purchased options	(12,038)
Net purchases or (sales) in written options	22,693
Net change in unrealized (appreciation)/depreciation on investments	(9,377)
Net realized (gains)/loss on investments	(29,974)
Return of capital distributions on investments	500
Amortization of premium and accretion of discounts on investments	134
(Increase) Decrease in deposits with options broker	(281)
(Increase) Decrease in segregated cash	(54)
(Increase) Decrease in tax reclaims receivable	(26)
(Increase) Decrease in dividends and interest receivable	453
(Increase) Decrease in prepaid expenses	25
(Increase) Decrease in prepaid directors’ retainer	37
Increase (Decrease) in affiliated expenses payable	(61)
Increase (Decrease) in unaffiliated expenses payable	(117)

Cash provided by (used for) operating activities	103,172

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(15,500)
Cash distributions paid to shareholders	(20,819)
Payments for tendered shares	(68,458)
Repayment of cash overdraft	(699)

Cash provided by (used for) financing activities:	(105,476)

Net increase (decrease) in cash	(2,304)

Cash:
Cash and foreign currency at beginning of period	3,384

Cash and foreign currency at end of period	$1,080

Supplemental cash flow information:
Cash paid during the period for interest	$1,715

Noncash transactions from plan of reorganization:
Investment in securities, identified cost	$273,080
Other assets	$6,103
Borrowings	$73,500
Written options, premiums received	$888
Other liabilities	$(522)
Capital	$205,317

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2017(8)		Year Ended November 30, 2016(8)	Fiscal Period Ended(7) November 30, 2015(8)		Year Ended December 31, 2014(8)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.78		$11.76	$12.99		$12.37

Income from investment operations:
Net Investment Income/(Loss)(1)	0.29		0.41	0.46		0.82
Net Realized and Unrealized Gain/(Loss)	2.25		0.63	(0.67)		0.72

Total from investment operations	2.54		1.04	(0.21)		1.54

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.34)		(1.02)	(1.02)		(0.92)
Distributions from net realized gains	(0.58)		—	—		—

Total Dividends and Distributions to Shareholders	(0.92)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 10)
Anti-Dilutive impact of tender offers	0.05		—	—		—

Net Asset Value, End of Period	$13.45		$11.78	$11.76		$12.99

Market Price, End of Period(2)	$12.82		$11.17	$9.87		$11.55

Total Return, Net Asset Value(3)	26.37	%(10)	10.09%	(0.92	)%(5)	13.59%
Total Return, Market Value(3)	27.06%		24.37%	(6.56	)%(5)	21.98%
Net Assets, End of Period (000’s)	$289,580		$126,508	$126,454		$139,630

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets(4)	2.62	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of Net Expenses to Average Net Assets(4)	2.55	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of Net Investment Income/ (Loss) to Average Net Assets	2.86	%(9)	3.44%	3.90	%(6)	6.31%
Portfolio Turnover Rate	61%		60%	32	%(5)	33%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$105,000		$47,000	$43,500		$50,500
Asset Coverage for Loan Outstanding, End of Period	376%		369%	389%		377%

(1)	Calculated based on average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total Return on Market Value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on Market Value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total Return on Market Value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total Return on NAV uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31
	2013(8)	2012(8)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.32	$10.38

Income from investment operations:
Net Investment Income/(Loss)(1)	0.51	0.48
Net Realized and Unrealized Gain/(Loss)	1.08	1.05

Total from investment operations	1.59	1.53

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.54)	(0.59)

Total Dividends and Distributions to Shareholders	(0.54)	(0.59)

Net Asset Value, End of Period	$12.37	$11.32

Market Price, End of Period(2)	$10.25	$9.89

Total Return, Net Asset Value(3)	15.02%	16.05%
Total Return, Market Value(3)	9.08%	17.60%
Net Assets, End of Period (000’s)	$132,857	$121,681

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(4)	2.01%	1.99%
Ratio of Net Expenses to Average Net Assets(4)	2.01%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	4.51%
Portfolio Turnover Rate	42%	43%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500	$42,500
Asset Coverage for Loan Outstanding, End of Period	360%	386%

(4)	Ratio of total expenses, before interest expense on the line of credit, was 1.92% for the year ended November 30, 2017 and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(5)	Not Annualized.
(6)	Annualized.
(7)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(8)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 13 Plan of Reorganization in the Notes to Financial Statements.
(9)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets would be 2.41%, the Ratio of Net Expenses to Average Net Assets would be 2.34% and the Ratio of Net Investment Income / (Loss) to Average Net Assets would be 3.07%.
(10)	Total Return, Net Asset Value, for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the NAV calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2017

Note 1. Organization

Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a quarterly distribution of $0.361 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual fund in which the Fund invests.

I.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2017:

Assets: Purchased options at value	$488 (1)
Liabilities: Written options at value	(4,125)

Net asset (liability) balance	$(3,637)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations.

Net realized gain (loss) from purchased options	$(12,153	)(2)
Net realized gain (loss) from written options	22,873
Net change in unrealized appreciation (depreciation) on purchased options	50	(3)
Net change in unrealized appreciation (depreciation) on written options	(3,174)

Total realized and unrealized gain (loss) on purchased and written options	$7,596

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

For the year (the “period”) ended November 30, 2017, the average daily premiums paid by the Fund for purchased options was $390 and the average daily premiums received by the Fund from written options was $832.

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadvisers. As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.85% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage).

B.	Subadvisers

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion and the options overlay strategy of the Fund’s portfolio. The subadvisers are responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.

C.	Administrator Services

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets. On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016. For the period ended November 30, 2017, the Fund incurred administration fees totaling $324 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily managed assets. Previously, the sub-administration fee was paid directly by Virtus Fund Services.

Virtus Fund Services has contractually committed, for a period of two years from December 2, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on December 2, 2016. For the period ended November 30, 2017, the Fund waived administration fees totaling $173 as reported in the Statement of Operations.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

D.	Directors Fee

For the period ended November 30, 2017, the Fund incurred director fees totaling $257, which are included in the Statement of Operations.

E.	Affiliated Shareholder:

At November 30, 2017, Virtus Partners, Inc. (a wholly-owned subsidiary of Virtus) held 754,987 shares of the Fund, which represent 3.51% of shares of common stock outstanding. The shares were purchased on April 28, 2017 at a price of $12.34 per share.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) during the period ended November 30, 2017, were as follows:

Purchases	Sales
$145,009	$226,063

The purchases and sales of long term U.S. Government and agency securities for the period ended November 30, 2017, were as follows:

Purchases	Sales
$35,965	$36,033

Note 6. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at November 30, 2017, with an aggregate value of $54 representing 0.02% of the Fund’s net assets.

At November 30, 2017, the Fund did not hold any securities that were both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

On December 23, 2016, the Fund entered into a new Credit Agreement (the “Agreement”), replacing its previous agreement, with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $105,000,000 (“Commitment Amount”). On February 28, 2017, the Board approved and the Bank agreed to increase the commitment amount to $130,000,000 to be effective contemporaneously with the reorganization (See Note 13). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2017. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended November 30, 2017, the average daily borrowings under the Agreement and the weighted daily average interest rate were $85,263 and 1.864%, respectively. At November 30, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$105,000	2.10%

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

Note 9. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers

At November 30, 2017, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 21,527,389 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2017 and November 30, 2016, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. Since the inception of the program through the period ended November 30, 2017, the Fund has repurchased 12.9% of its shares outstanding.

On February 15, 2017, DCA announced the commencement of a 40% tender offer (10,986,443.69 shares) at a price equal to 99% of the DCA’s net asset value per share on the expiration date of the offer. The tender offer expired on March 15, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $4.8708 per share, which represented a price equal to 99 percent of the net asset value per share as of the close of trading on the NYSE on March 15, 2017. As a result of the tender offer, $53,513 (reported in thousands) was distributed to shareholders and there was an accretion of $0.04 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On May 26, 2017, the Fund announced the commencement of a 5% tender offer (1,133,020.45 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $13.1908 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on June 23, 2017. As a result of the tender offer, $14,495 (reported in thousands) was distributed to shareholders and there was an accretion of $0.01 to the NAV per share of all the outstanding shares after the close of the tender offer.

On January 9, 2018, the Fund paid the quarterly distribution of $0.361 per share to shareholders of record on December 29, 2017. The distribution had an ex-dividend date of January 4, 2018.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM, Newfleet and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (the “SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$372,869	$34,158	$(11,061)	$23,097
Written Options	(4,125)	—	—	—

For the fiscal year ended November 30, 2017, the Fund utilized losses of $1,241, deferred in prior years against current year capital gains. The Fund had capital loss carryovers of $11,494 which expired in 2017.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2017, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$—	$—	$—	$—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$—	$1,705

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

Short-term gain distributions reported if any, are included in Capital Gain Distributions on the Statements of Changes in Net Assets, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2017 and December 31, 2016, was as follows:

	Period Ended
	2017	2016
Ordinary Income	$10,373	$3,217
Long-term capital gains	11,023	39,516

Total	$21,396	$42,733

The difference between the distributions reported on the Statement of Changes and this table is due to the merger and the difference between the legal survivor and the accounting survivor described in Note 13.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of November 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(58,394)	$(272)	$58,666

Permanent book/tax differences are primarily related to the merger described in Note 13.

Note 13. Plan of Reorganization

($ reported in thousands)

On March 7, 2017, the shareholders of Virtus Total Return Fund (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (“Plan”). Pursuant to the Plan, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.

Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on March 31, 2017. The reorganization was accomplished by a tax-free exchange of shares and was effective on April 3, 2017. The share transactions associated with the reorganization are as follows:

Merged Fund Shares Outstanding	Shares Converted to the Fund	Merged Fund Total Net Assets	Conversion Ratio
16,479,666	6,446,947	$81,640	0.391206

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

The net assets and composition of net assets for the Fund on March 31, 2017, were as follows:

The Fund’s Net Assets	Common Stock ($0.10 par value 200,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
$205,317	$1,621	$201,829	$(10,044)	$7,943	$3,968

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $286,957.

Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the period ended November 30, 2017 would have been as follows:

Net investment income (loss)	$7,687	(a)
Net realized and unrealized gain (loss) on investments	$55,755	(b)

Net increase (decrease) in assets from operations	$63,442

(a)	$6,789, as reported in the Statement of Operations, plus $898 Net Investment Income from the Fund pre-reorganization.
(b)	$39,361, as reported in the Statement of Operations, plus $16,394 Net Realized and Unrealized Gain (Loss) on Investments from the Fund pre-reorganization.

Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since March 31, 2017.

Note 14. Recent Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent events that require recognition or disclosure in these financial statements.

On December 15, 2017, Virtus Partners, Inc. sold 754,987 shares in the Fund. The shares were sold at a price of $12.16 per share.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Virtus Total Return Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian, brokers and the application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2018

VIRTUS TOTAL RETURN FUND INC.

TAX INFORMATION NOTICE (Unaudited)

NOVEMBER 30, 2017

For the fiscal period ended November 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
65%	27%	$10,334

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information, shareholders may contact the above- referenced toll-free number.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, DPIM and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788.

The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of December 31, 2017, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., 100 Pearl Street, Hartford, CT 06103.

Disinterested Directors

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 95 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
William R. Moyer YOB: 1944 Elected: 2012 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (since 2006), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; o 2017 Director (since 2017), Virtus Total Return Fund Inc .; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2013 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments);
R. Keith Walton YOB: 1964 Elected: 2016 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Brian T. Zino YOB: 1952 Elected: 2016 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Director

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

VIRTUS TOTAL RETURN FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	01-17

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3, to Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,942 for 2017 and $35,800 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,387 for 2017 and $7,238 for 2016. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2017 and $5,200 for 2016.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2017 and 2016 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $480,822 for 2017 and $686,723 for 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Philip R. McLoughlin, Brian T. Zino, James B. Rogers, James M. Oates, William Moyer and R. Keith Walton.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Connie M. Luecke

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Portfolio Manager for the Virtus Duff & Phelps Global Infrastructure Fund and Vice President and Chief Investment Officer for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992).

Newfleet Asset Management, LLC

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of The Phoenix Companies, Inc. which was the former parent company of Virtus.

Mr. Albrycht is the senior portfolio manager of several multi-sector fixed income strategies, some dating back to the early 1990s. In his role as CIO, Mr. Albrycht drives top-down strategy for Newfleet’s investment platform, which includes multi-sector and dedicated sector strategies for high yield, bank loans, flexible credit, and distressed debt. In addition to managing mutual funds and variable investment options in these strategies, Mr. Albrycht is co-manager of three closed-end funds and three exchange traded funds, as well as two offshore funds. Additionally, Mr. Albrycht is responsible for the structuring and management of Newfleet’s CLO platform. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut.He has been working in the investment industry since 1985.

Benjamin Caron, CFA

Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Tactical Allocation Fund, and Virtus High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and the closed-end Virtus Total Return Fund (NYSE: DCA), and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, an investment management company that was previously a subsidiary of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He has been working in the investment industry since 1996.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2017, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	1	$120.7	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Ben Caron	Registered Investment Companies:	2	$631	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrycht	Registered Investment Companies:	19	$10,791	2	252
	Other Pooled Investment Vehicles:	1	72	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

[Please provide a dollar range of the Portfolio Manager’s holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000, or over $1,000,000.]

For the most recently completed fiscal year ended November 30, 2017, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Caron and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$50,001-$100,000
Ben Caron	$50,001-$100,000
David L. Albrycht	$100,001-$500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2017	1,133,020	$13.1908	*1,133,020	1,473,841 – Share buyback program 0 – Tender offer
July 2017	0	$0	0	1,473,841
August 2017	0	$0	0	1,473,841
September 2017	0	$0	0	1,473,841
October 2017	0	$0	0	1,473,841
November 2017	0	$0	0	1,473,841

Total	1,133,020	$13,1908	0	1,473,841

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12 and expanded 9/19/12 and 2/10/14

b.	The dollar amount (or share or unit amount) approved: 4,392,838

c.	The expiration date (if any) of each plan or program: None

d.	Each plan or program that has expired during the period covered by the table: None*

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

*	Purchased through tender offer announced May 26, 2017.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid from June 1, 2017 through November 30, 2017 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/2018

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/8/2018

*	Print the name and title of each signing officer under his or her signature.